SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2011
Date of Report (date of earliest event reported)

LEGEND OIL AND GAS, LTD.

 (Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street, Suite 4500
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9735

 (Former name or address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 25, 2011, Legend Oil and Gas, Ltd. (the “Company”) issued a press release announcing that its company information will be made available via Standard & Poor’s Market Access Program.

On May 4, 2011, the Company issued a press release announcing that it has begun the permitting process for the drilling of its development program on its producing leases in Piqua, Kansas.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

99.4           Press Release of Legend Oil and Gas, Ltd. dated April 25, 2011.
99.5           Press Release of Legend Oil and Gas, Ltd. dated May 4, 2011.                                                                                                           .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2011	SIN HOLDINGS, INC.
/s/ James Vandeberg
By:
James Vandeberg Chief Financial Officer, Secretary and Director